Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Global Real Estate Fund

(the “Fund”)

Supplement dated January 31, 2023, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

At a meeting held on January 24-25, 2023 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company, the Fund’s investment adviser, and each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Massachusetts Financial Services Company (“MFS”) with respect to the Fund (the “Subadvisory Agreements”). Duff & Phelps and MFS will replace Goldman Sachs Asset Management, L.P. (“GSAM”) and Invesco Advisers, Inc. (“Invesco”) as subadvisers to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques.

The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Duff & Phelps, MFS, and their respective Subadvisory Agreements.

These changes are expected to become effective on or about May 1, 2023 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The third and fourth paragraphs of the subsection entitled “Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.

The Fund concentrates its investments in the real estate industry. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

The second paragraph of the subsection entitled “Performance Information” is deleted in its entirety.

In the subsection entitled “Investment Adviser,” all information relating to GSAM and Invesco is deleted, and the following is added:

The Fund is subadvised by Duff & Phelps and MFS.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Duff & Phelps
Geoffrey Dybas Executive Managing Director and Senior Portfolio Manager	2023
Frank Haggerty, Jr. Senior Managing Director and Senior Portfolio Manager	2023
MFS
Rick Gable Investment Officer and Portfolio Manager	2023
Mark Syn Investment Officer and Portfolio Manager	2023

In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies, And Risks,” the third and fourth paragraphs in the subsection entitled “Global Real Estate Fund” are deleted in their entirety and replaced with the following:

The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.

The Fund concentrates its investments in the real estate industry. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Duff & Phelps invests a portion of the Fund’s assets in equity securities issued by U.S. and non-U.S. companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. Under normal market conditions, the portion of the Fund subadvised by Duff & Phelps intends to invest at least 35% of its assets in non-U.S. issuers, unless market conditions outside of the U.S. are deemed less favorable by the portfolio managers, in which case the subadviser may invest in the securities of U.S. issuers to a greater degree. Duff & Phelps normally invests in real estate-related securities of issuers in developed countries but may also invest in real estate-related securities of issuers in emerging market countries.

MFS invests a portion of the Fund’s assets using an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Factors considered in selecting investments for the Fund may include an issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, an issuer’s governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as climate change impact.

In the subsection entitled “Management – Investment Subadvisers,” all references to GSAM and Invesco as subadvisers to the Fund are deleted in their entirety. In addition, the following disclosure is added:

Global Real Estate Fund

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

200 South Wacker Drive, Suite 500, Chicago, IL 60606

Duff & Phelps, an affiliate of Virtus Investment Advisers, Inc. (“VIA”), acts as a subadviser to mutual funds and as an adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. Duff & Phelps manages approximately $12.0 billion as of December 31, 2022.

Duff & Phelps manages a portion of the Global Real Estate Fund using a team of portfolio managers. The team consists of Geoffrey Dybas and Frank Haggerty, Jr. Mr. Dybas, Executive Managing Director and Senior Portfolio Manager, heads the Duff & Phelps Global Real Estate Securities Team and serves as a senior portfolio manager for all strategies managed by the team. Mr. Dybas joined Duff & Phelps in 1995. Mr. Haggerty, Senior Portfolio Manager, is responsible for portfolio management for all dedicated REIT strategies managed by the Duff & Phelps Global Real Estate Securities Team. Mr. Haggerty joined Duff & Phelps in 2005.

The heading “Global Real Estate Fund” and the following paragraph are added to the subsection entitled “Management – Investment Subadvisers – Massachusetts Financial Services Company (‘MFS’)”:

MFS manages a portion of the Global Real Estate Fund using a team of portfolio managers. The team consists of Rick Gable and Mark Syn. Messrs. Gable and Syn are the co-portfolio managers for the MFS Global Real Estate strategy. Mr. Gable joined MFS in 2011. Mr. Syn joined MFS in 2018. Messrs. Gable and Syn share responsibility for the daily oversight and performance of the portfolios managed according to this strategy. They participate in strategy sessions with quantitative and fundamental analysts and are responsible for the final buy and sell decisions, portfolio construction, risk management, and cash management.

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